Note 2 - Securities (Details) - Amortized Cost and Approximate Fair Value of Held to Maturity Securities (Mortgage-backed Securities, Issued by US Government Sponsored Enterprises [Member], USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Mortgage-backed Securities, Issued by US Government Sponsored Enterprises [Member]
Debt Securities:
Securities Amortized Cost	$ 79,162	$ 181,042
Securities Gross Unrealized Gains	1,927	12,440
Securities Approximate Fair Value	$ 81,089	$ 193,482